UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NUVATION BIO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INVITATION TO 2022 ANNUAL MEETING OF STOCKHOLDERS

DATE: Monday, May 16, 2022

TIME: 10:00 a.m. EDT

PLACE: Live audio webcast at www.virtualshareholdermeeting.com/NUVB2022
April 4, 2022
Dear Stockholders:
Please join me at the Annual Meeting of Stockholders (the Annual Meeting) of Nuvation Bio Inc. (we, us, Nuvation Bio or the Company) on May 16, 2022 at 10:00 a.m. EDT. At the Annual Meeting, we will ask you to (i) elect the Board of Directors’ nominees Kathryn E. Falberg, Oleg Nodelman and David Hung, M.D. as directors of the Company to serve until the 2025 Annual Meeting and their successors are duly elected and qualified, (ii) ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, (iii) indicate, on an advisory basis, the preferred frequency of the stockholders’ advisory votes on the compensation of the Company’s named executive officers and (iv) conduct any other business properly brought before the Annual Meeting.
Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. We have provided in the accompanying Proxy Statement instructions on how to vote your shares. Please vote as soon as possible.
Sincerely yours,

David Hung, M.D.
President and Chief Executive Officer

NUVATION BIO INC.
1500 Broadway, Suite 1401
New York, New York 10036
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2022
To the Stockholders of Nuvation Bio Inc.:
The Annual Meeting of stockholders of Nuvation Bio Inc. will be held via a live audio webcast at www.virtualshareholdermeeting.com/NUVB2022, on Monday, May 16, 2022, at 10:00 a.m. (Eastern Time), for the following purposes:
1.
To elect the three nominees for director named in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement) to serve until the 2025 Annual Meeting and their successors are duly elected and qualified. Holders of Class A Stock will elect two directors and holders of Class B Stock will elect one director.

Holders of Class A Stock and holders of Class B Stock will vote together as one class on all other proposals.
2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3.	To indicate, on an advisory basis, the preferred frequency of the stockholders’ advisory votes on the compensation of the Company’s named executive officers.
4.	To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement.
This year's Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/NUVB2022 and entering the 16-digit Control Number included in your proxy card or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. You may login beginning at 9:45 a.m. (Eastern Time), on Monday, May 16, 2022.
The record date for the Annual Meeting is March 18, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,

Jennifer Fox
Chief Financial Officer and Secretary
New York, New York
April 4, 2022

IMPORTANT
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE TELEPHONE OR ON THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE ONLINE IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.
THANK YOU FOR ACTING PROMPTLY.

NUVATION BIO INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 16, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What is Nuvation Bio?
On February 10, 2021, Nuvation Bio Inc. (“Legacy Nuvation Bio”), Panacea Acquisition Corp. (“Panacea”) and Panacea Merger Subsidiary Corp, a wholly owned subsidiary of Panacea (“Merger Sub”), consummated the transactions contemplated by the Agreement and Plan of Merger among them, dated October 20, 2020 (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, a business combination of Panacea and Legacy Nuvation Bio was effected through the merger of Merger Sub with and into Legacy Nuvation Bio, with Legacy Nuvation Bio surviving as a wholly owned subsidiary of Panacea (collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Upon the closing of the Business Combination, Legacy Nuvation Bio changed its name to Nuvation Bio Operating Company Inc. and Panacea changed its name from Panacea Acquisition Corp. to Nuvation Bio Inc.
Upon the closing of the Business Combination, the executive officers of Panacea resigned, and the executive officers of Legacy Nuvation Bio were appointed to be the executive officers of Nuvation Bio Inc. In addition, certain members of the Panacea board of directors resigned, and all the members of the Legacy Nuvation Bio board of directors were appointed to the Board of Directors of Nuvation Bio Inc., or the Board.
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors of Nuvation Bio Inc. is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about April 4, 2022 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees and facilitate stockholder participation in the Annual Meeting, this year, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/NUVB2022. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions, at www.virtualshareholdermeeting.com/NUVB2022.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on March 18, 2022, the record date. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/NUVB2022 and enter the 16-digit Control Number found next to the label “Control Number” on your proxy card or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately fifteen minutes before the meeting on May 16, 2022.

What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/NUVB2022 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/NUVB2022. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose. To access the list of record stockholders beginning May 6, 2022 and until the meeting, stockholders should email ir@nuvationbio.com.
Where can we get technical assistance?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
For the Annual Meeting, how do we ask questions of management and the Board of Directors?
Stockholders may submit questions that are relevant to one of the matters in the agenda to be voted on by the stockholders at the Annual Meeting. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/NUVB2022.
If I miss the Annual Meeting, will there be a copy posted online?
Yes, a replay of the Annual Meeting webcast will be available at our Investors website at investors.nuvationbio.com/investors and remain for at least one year.
Who can vote at the Annual Meeting?
Holders of record of Nuvation Bio’s Class A Common Stock (“Class A Stock”) and holders of record of Nuvation Bio’s Class B Common Stock (“Class B Stock” and together with the Class A Stock, the “Common Stock”) at the close of business on March 18, 2022 will be entitled to vote at the Annual Meeting. On that date, 217,129,125 shares of Class A Stock and 1,000,000 shares of Class B Stock were issued and outstanding. Neither class of Common Stock has cumulative voting rights.
Each share of Class A Stock and each share of Class B Stock is entitled to one vote on every matter submitted to the applicable stockholders at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on March 18, 2022 your shares were registered directly in your name with Nuvation Bio’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 18, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account.

You are also invited to attend the Annual Meeting. You may vote prior to the meeting by logging in with the Control Number on your voting instruction form at www.proxyvote.com. You may access the meeting and vote by logging in with your Control Number at www.virtualshareholdermeeting.com/NUVB2022.
What am I voting on?
There are three matters scheduled for a vote:
•	Proposal 1, to elect the three nominees for director named in Proposal 1;
•	Proposal 2, to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and
•	Proposal 3, to indicate, on an advisory basis, the preferred frequency of the stockholders’ advisory votes on the compensation of the Company’s named executive officers.
What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if a majority of the outstanding shares of Class A Stock and a majority of the shares of Class B Stock are present virtually at the Annual Meeting or represented by proxy. At the close of business on the record date for the Annual Meeting, there were 217,129,125 shares of Class A Stock and 1,000,000 shares of Class B Stock outstanding and entitled to vote. Thus 108,564,563 shares of Class A Stock and 500,001 shares of Class B Stock must be present at the Annual Meeting or represented by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If there is no quorum, either the chairman of the Annual Meeting or a majority of the votes present at the meeting or represented by proxy may adjourn the Annual Meeting to another date.
A majority of the votes entitled to be cast on Proposal 1, the election of directors, by each of the Class A Stock and Class B Stock separately constitutes a quorum of Class A Stock and Class B Stock, respectively, for action on Proposal 1. The holders of Class A Stock and the holders of Class B Stock will vote separately on Proposal 1. Holders of Class B Stock are currently entitled to elect three members of the full Board plus at least 50% of all members of the full Board in excess of seven. Holders of Class A Stock are currently entitled to elect the remaining directors. Under this formula, since there are currently seven members of the full Board, holders of Class B Stock, voting separately, are entitled to elect three members of the full Board, and holders of Class A Stock, voting separately, are entitled to elect four members of the full Board. Of the three Board seats to be filled at the Annual Meeting, holders of Class B Stock, voting separately, will fill the seat currently occupied by David Hung, M.D., and holders of Class A Stock, voting separately, will fill the other two seats. Under our amended and restated bylaws (“Bylaws”), if a quorum of each class of Common Stock is present at the meeting, the director nominee to be elected by the holders of Class B Stock who receives the greatest number of votes cast by holders of Class B Stock and the two director nominees to be elected by the holders of Class A Stock who receive the greatest number of votes cast by holders of Class A Stock will be elected directors.
A majority of the votes entitled to be cast on Proposals 2 and 3 by both Class A Stock and Class B Stock together constitutes a quorum for action on those proposals. Holders of Class A Stock and holders of Class B Stock will vote together as one class on Proposals 2 and 3
Am I a stockholder of record?
If at the close of business on March 18, 2022, your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record.

What if my Nuvation Bio shares are not registered directly in my name but are held in street name?
If at the close of business on March 18, 2022, your shares were held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the broker, bank or other nominee on how to vote the shares in your account.
If your shares are held in “street name” through a broker, certain rules applicable to brokers will affect how your shares are voted in connection with the election of directors. If you do not provide your broker with instructions on how to vote your shares, your broker may not vote your shares except in connection with routine matters. The election of directors is not considered to be a routine matter and your broker will not be able to vote on the election of directors without your instructions. Accordingly, if your broker sends a request for instructions on how to vote, you are requested to provide those instructions to your broker so that your vote can be counted. If you do not instruct your broker as to how to vote your shares with respect to the ratification of our independent registered public accounting firm, this is a routine matter and your broker will be able to vote your shares with respect to this matter.
How do I vote?
You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. With regard to your advisory vote on how frequently we should solicit stockholder advisory approval of executive compensation, you may vote for any one of the following: one year, two years or three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at the meeting even if you have already voted by proxy.
•
To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/NUVB2022. You will need to enter the 16-digit Control Number found on your proxy card, or notice you receive or in the email sending you the Proxy Statement.

•
To vote prior to the Annual Meeting (until 11:59 p.m. (Eastern Time) on May 15, 2022), you may vote via the Internet at www.proxyvote.com; by telephone; or by completing and returning their proxy card or voting instruction form, as described below.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. (Eastern Time) on May 15, 2022 to be counted.

•
To vote through the internet prior to the meeting, go to www.proxyvote.com/ and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. (Eastern Time) on May 15, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Nuvation Bio. To vote prior to the meeting, simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. You may access and vote at the meeting by logging in with your Control Number on your voting instruction form at www.virtualshareholdermeeting.com/NUVB2022.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on March 18, 2022.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.
How many votes are needed to approve each proposal?
The requisite number of votes to approve Proposal 1, the election of the nominees for director named therein, Proposal 2, the ratification of the selection of KPMG LLP as our independent registered public accounting firm, and Proposal 3, the indication, on an advisory basis, of the preferred frequency of the stockholders’ advisory votes on the compensation of the Company’s named executive officers, are as follows:
•
For the election of directors, the two nominees to be elected by the holders of Class A Stock receiving the most “For” votes from the holders of shares of Class A Stock present virtually or represented by proxy and entitled to vote on the election of directors and the nominee to be elected by the holders of Class B Stock receiving the most “For” votes from the holders of shares of Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome;

•
To be approved, Proposal 2, the ratification of the selection of KPMG LLP, must receive a “For” vote from a majority of the shares present virtually or represented by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the outcome of the vote; and

•
To be approved, Proposal 3, the advisory vote on the frequency of stockholder advisory votes on executive compensation, the frequency receiving the votes of the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be considered the frequency preferred by the stockholders. Abstentions and broker non-votes will have no effect.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For” and “Withhold” and broker non-votes; with respect to the proposal to ratify the selection of KPMG LLP, votes “For” and “Against,” abstentions and broker non-votes, if applicable; and with respect to the proposal regarding frequency of stockholder advisory votes to approve executive compensation, votes for frequencies of one year, two years or three years, abstentions and broker non-votes.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (the NYSE), which generally apply to all brokers, bank or other nominees, on voting matters characterized by the NYSE as “routine,” NYSE member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only Proposal 2, ratification of the selection of our independent registered public accounting firm, is considered a “routine” matter for this purpose, and brokers, banks or other nominees will generally have discretionary voting power with respect to such proposals.
What is the effect of abstentions and broker non-votes?
Abstentions
Under Delaware law (under which Nuvation Bio is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, and therefore counted as present for the purpose of determining whether a quorum is present, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors and unless otherwise required by our certificate incorporation, applicable laws, regulations or stock exchange rules) shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock cast on the matter. Therefore, abstentions will have no effect on Proposal 2, ratification of the selection of KPMG as our independent registered public accounting firm, and Proposal 3, advisory vote on the frequency of advisory votes on executive compensation.
Broker Non-Votes
The “non-routine” matters on the agenda for the Annual Meeting for which brokers, banks and other nominees will not be able to vote uninstructed shares include Proposal 1, election of directors, and Proposal 3, advisory vote on the frequency of advisory votes on executive compensation. Broker non-votes will be counted as present at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be votes cast, they will have no effect on the outcome of the vote on: Proposal 1, election of directors, and Proposal 3, advisory vote on the frequency of advisory votes on executive compensation. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on these proposals, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted. Proposal 2, ratification of the selection of KPMG as our independent registered public accounting firm, is considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on that proposal even if it does not receive instructions from you, so long as it holds your shares in its name.
What if I vote by proxy but do not make specific choices?
If you complete the proxy voting procedures, but do not specify how you want to vote your shares, your shares will be voted “For” Proposal 1, the election of all nominees for director named therein, “For” Proposal 2, the ratification of the selection of KPMG LLP, and for “1 Year” as the preferred frequency of the stockholder advisory votes on the compensation of the Company’s named executive officers. Your proxy will vote your shares using his or her best judgment with respect to any other matters properly presented for a vote at the meeting.

Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may send a written notice that you are revoking your proxy to our Secretary (Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036.
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
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You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Remember that if you are a beneficial owner of Nuvation Bio shares and wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that is the record owner of your shares (such as your broker).

•	If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
What does it mean if I receive more than one set of proxy materials?
If you received more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Form 8-K filed with the SEC after the Annual Meeting.
When are stockholder proposals and director nominations due for the next Annual Meeting?
To be considered for inclusion in the proxy materials for our 2023 Annual Meeting, your proposal must be submitted in writing to our Secretary (Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036 by December 5, 2022. Stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials for our 2023 Annual Meeting must do so no earlier than the close of business on January 16, 2023 and no later than the close of business on February 15, 2023; provided, however, that, in the event that the date of the 2023 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the first anniversary of the Annual Meeting, for your notice to be timely, it must be so received by the Secretary not earlier than the close of business on the one hundred twentieth (120th) day prior to the 2023 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the 2023 Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.
You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Whom should I contact if I have additional questions or would like additional copies of the proxy materials?
If you would like additional copies of this proxy statement (which copies will be provided to you without charge) or if you have questions, including the procedures for voting your shares, you should contact:
Nuvation Bio Inc.
Attn: Investor Relations
1500 Broadway, Suite 1401
New York, New York 10036
Explanatory Note
Until the filing of our Annual Report on Form 10-K for the year ended December 31, 2021 on February 28, 2022, we were permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. We are therefore permitted to take advantage of certain reduced public company reporting requirements. We provide in this proxy statement the scaled disclosure permitted under the U.S. federal securities laws, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, we are not required to conduct a vote at the Annual Meeting seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined in the “Executive Compensation” section of the proxy statement).

PROPOSAL 1

ELECTION OF DIRECTORS
Nuvation Bio’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors or, for certain vacancies, by the holders of Class B Stock. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board of Directors presently has seven members. There are three directors in the class whose term of office expires in 2022. Each of the nominees is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Biographical information about each of the nominees and a discussion of the qualifications, attributes and skills of each nominee is contained in the following section.
Ms. Falberg and Mr. Nodelman are nominated by the Board for election by the holders of Class A Stock. Dr. Hung is nominated by the Board for election by the holders of Class B. Stock.
It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. We consummated the Business Combination on February 10, 2021 following its approval at a special meeting of stockholders on February 9, 2021 and did not have an annual meeting of stockholders in 2021.
Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote for the election of such directors. Accordingly, the two nominees to be elected by the holders of Class A Stock receiving the most “For” votes from the holders of shares of Class A Stock present virtually or represented by proxy and entitled to vote on the election of directors and the nominee to be elected by the holders of Class B Stock receiving the most “For” votes from the holders of shares of Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees for Election for a Three-year Term Expiring at the 2025 Annual Meeting
Name	Age	Position(s)
Kathryn E. Falberg(1)(3)	61	Director
David Hung, M.D.	64	President, Chief Executive Officer and Director
Oleg Nodelman	45	Director
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
Nominees for Election by Holders of Class A Stock
Kathryn E. Falberg has served as a member of our board of directors since October 2020 and serves as the Chair of the Audit Committee. Ms. Falberg served as Executive Vice President and Chief Financial Officer of Jazz Pharmaceuticals plc, a public biopharmaceutical company, from March 2012 to March 2014 after serving as Senior Vice President and Chief Financial Officer since December 2009. From 1995 to 2001, Ms. Falberg served as Senior Vice President, Finance and Strategy and Chief Financial Officer at Amgen Inc., and prior to that as Vice President Chief Accounting Officer, and Vice President, Treasurer. Ms. Falberg also serves as a member of the board of directors for the public biopharmaceutical companies, UroGen Pharma, Arcus Biosciences, Inc. and Tricida, Inc., as well as The Trade Desk, Inc., a public technology company. Ms. Falberg received a B.A. in Economics and an MBA in Finance from the University of California, Los Angeles.

We believe that Ms. Falberg’s experience in the biopharmaceutical industry qualifies her to serve as a member of our board of directors.
Oleg Nodelman has served as a member of our board of directors since February 2021. Mr. Nodelman served as the Chief Executive Officer and Chairman of Panacea’s board of directors from April 2020 to February 2021. Mr. Nodelman has been the Portfolio Manager of EcoR1, a biotech-focused investment advisory firm that invests in companies at all stages of research and development, since he founded it in 2013. Before founding EcoR1, Mr. Nodelman was an analyst and portfolio manager from 2001 to 2012 at Biotechnology Value Fund (BVF). He also serves on the board of directors for Prothena Corporation, a public clinical-stage neuroscience company focused on the discovery and development of novel therapies, and AnaptysBio, Inc., a clinical-stage biotechnology company focused on emerging immune control mechanisms applicable to inflammation and immuno-oncology indications. Mr. Nodelman received a B.S. in Foreign Service with a concentration in Science and Technology from Georgetown University.
We believe that Mr. Nodelman’s experience serving on the boards of directors of public and private companies in the pharmaceutical/biotechnology sector, as well as his role as Founder and Portfolio Manager of Eco R1, qualify him to serve as a member of our board of directors.
Nominee for Election by Holders of Class B Stock
David Hung, M.D. is our founder and has served as our President, Chief Executive Officer and member of the board of directors since inception (April 2018). From April 2017 to February 2018, Dr. Hung served as Chief Executive Officer and a member of the board of directors of Axovant Sciences Ltd. Prior to that, in 2003, Dr. Hung founded Medivation, Inc., a pharmaceutical company, and served as its President and Chief Executive Officer, and a member of the board of directors until its acquisition by Pfizer Inc. in 2016. Prior to founding Medivation, from 1998 until 2001, Dr. Hung was employed by ProDuct Health, Inc., a privately held medical device company, as Chief Scientific Officer from 1998 to 1999 and as president and Chief Executive Officer from 1999 to 2001 until its acquisition by Cytyc Corporation. Dr. Hung also serves on the boards of directors of two public medical device companies: NovoCure Ltd., since May 2018, and Establishment Labs Holdings, since February 2016. Dr. Hung received an A.B. in Biology from Harvard College and an M.D. from the University of California, San Francisco, School of Medicine.
We believe that Dr. Hung is qualified to serve on our board of directors because of his deep knowledge of our company, history leading life sciences companies and his industry experience.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF CLASS A STOCK
VOTE “FOR” THE NAMED NOMINEES.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF CLASS B STOCK
VOTE “FOR” THE NAMED NOMINEE.

Directors Continuing in Office Until the 2023 Annual Meeting
Name	Age	Position(s)
Robert B. Bazemore, Jr.(2)	54	Director
Kim Blickenstaff(1)(2)	69	Director
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
Robert B. Bazemore Jr. has served as a member of our board of directors since July 2020. From September 2015 to August 2021, Mr. Bazemore served as the President, Chief Executive Officer and member of the board of directors of Epizyme, Inc., a biopharmaceutical company. Prior to that, from September 2014 to June 2015, Mr. Bazemore served as the Chief Operating Officer of Synageva BioPharma Corp., a biopharmaceutical company. Prior to joining Synageva, Mr. Bazemore served in increasing levels of responsibility at Johnson & Johnson, a healthcare company, including Vice President of Centocor Ortho Biotech Sales & Marketing from 2008 to 2010, President of Janssen Biotech from 2010 to 2013, and Vice President of Global Surgery at Ethicon from 2013 to 2014. Prior to Johnson & Johnson, Mr. Bazemore worked at Merck & Co., Inc. from 1991 to 2013, where he served in a variety of roles in medical affairs, sales and marketing. Mr. Bazemore also serves on the board of directors of Ardelyx, Inc., a public biopharmaceutical company, since June 2016. Mr. Bazemore received a B.S. in Biochemistry from the University of Georgia.
We believe that Mr. Bazemore’s extensive experience in the pharmaceutical industry, his experience as an executive, and his past service on the board of directors of a life sciences industry group, qualify him to serve as a member of our board of directors.
Kim Blickenstaff has served as a member of our board of directors since August 2019. From September 2007 to March 2019, Mr. Blickenstaff served as the President and Chief Executive Officer of Tandem Diabetes Care, Inc., a medical device manufacturer. Mr. Blickenstaff has served on Tandem’s board of directors since September 2007, serving as the Executive Chairman of the Tandem board since March 2019 and the Chairman of the Tandem board since March 2020. Mr. Blickenstaff served as Chairman and Chief Executive Officer of Biosite Incorporated, or Biosite, a provider of medical diagnostic products, from 1988 until its acquisition by Inverness Medical Innovations, Inc. in June 2007. Mr. Blickenstaff previously served as a director of Medivation, Inc., a biotechnology company, from 2005 to 2016, until its acquisition by Pfizer, and as a director of DexCom, Inc., a provider of continuous glucose monitoring systems, from June 2001 to September 2007. Mr. Blickenstaff was formerly a certified public accountant and has more than 20 years of experience overseeing the preparation of financial statements. He holds a B.A. in Political Science from Loyola University, Chicago, and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.
We believe that Mr. Blickenstaff’s extensive experience at the board level of various healthcare companies, as well as leadership skills, industry experience and knowledge, qualify him to serve as a member of our board of directors.
Directors Continuing in Office Until the 2024 Annual Meeting
Name	Age	Position(s)
W. Anthony Vernon(2)(3)	66	Director
Daniel G. Welch(1)(3)	64	Chair of the Board
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
W. Anthony Vernon has served as a member of our board of directors since June 2019 and serves as the Chair of the Compensation Committee. Mr. Vernon served as senior advisor to Kraft Foods Group, Inc. from January 2015 through May 2015, and Chief Executive Officer for Kraft Foods Group, Inc. from October 2012 to December 2014. Mr. Vernon previously served as Executive Vice President and President at Kraft Foods of North America from 2009 to October 2012. From 2006 to 2009, Mr. Vernon was the Healthcare Industry Partner at

Ripplewood Holdings, Inc., a private equity firm. Mr. Vernon previously led a number of Johnson & Johnson’s largest franchises during a 23-year career at Johnson & Johnson, a public company engaged in the research and development, manufacture and sale of products in the healthcare field. From 2004 until 2005, Mr. Vernon was employed as Company Group Chairman of Depuy Inc., an orthopedics company, which is a subsidiary of Johnson & Johnson. From 2001 until 2004, Mr. Vernon served as President and Chief Executive Officer of Centocor, Inc., a biomedicines company, a division of Johnson & Johnson. He has also served as President of McNeil Consumer Products and Nutritionals, Worldwide President of The Johnson & Johnson-Merck Joint Venture and as a member of Johnson & Johnson’s Group Operating Committees for Consumer Healthcare and Nutritionals, Biopharmaceuticals, and Medical Devices and Diagnostics. Mr. Vernon serves on the boards of directors of NovoCure Ltd., a public medical device company, since 2006, Intersect ENT, Inc., a public medical device company, since 2015 and McCormick & Co., a global food company, since 2017. He formerly served as a director of Medivation, Inc. and Kraft Foods Group, Inc. Mr. Vernon received a B.A. from Lawrence University and an MBA from the Northwestern University Kellogg Graduate School of Management.
We believe that Mr. Vernon’s business and investment experience, as an executive in various industries and as the former chief executive officer of a global Fortune 500 company, qualify him to serve as a member of our board of directors.
Daniel G. Welch has served as Chair of our board since July 2020 and serves as the Chair of the Nominating and Corporate Governance Committee. From January 2015 to February 2018, Mr. Welch served as an Executive Partner of Sofinnova Ventures, a venture capital firm. From September 2003 until its acquisition by Roche Holdings in September 2014, Mr. Welch served as Chief Executive Officer and President of InterMune, Inc., a biotechnology company. Mr. Welch also served as Chairman of InterMune from May 2008 to September 2014. From 2002 to 2003, Mr. Welch served as Chairman and Chief Executive Officer of Triangle Pharmaceuticals, Inc., a pharmaceutical company that was acquired by Gilead Sciences. From 2000 to 2002, Mr. Welch served as President of Biopharmaceuticals at Elan Corporation. From 1987 to 2000, Mr. Welch served in various senior management roles at Sanofi-Synthelabo, now Sanofi, including Vice President of Worldwide Marketing and Chief Operating Officer of the U.S. business. From 1980 to 1987, Mr. Welch was with American Critical Care, a division of American Hospital Supply. Mr. Welch serves on the boards of directors of Intercept Pharmaceuticals, Inc., a public biopharmaceutical company, since November 2015, SeaGen Inc., a public biotechnology company, since June 2007 and Ultragenyx Pharmaceutical Inc., a public biotechnology company, since April 2015. Mr. Welch also serves on the board of directors of several private companies. Mr. Welch received a B.S. from the University of Miami and an MBA from the University of North Carolina.
We believe that Mr. Welch is a strong operating executive with operational and strategic expertise in the global pharmaceutical market, whose experience contributes valuable insight to our board of directors.

DIRECTORS AND CORPORATE GOVERNANCE
Board Independence
As required under the New York Stock Exchange (“NYSE”), a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NYSE listing standards: Robert B. Bazemore, Kim Blickenstaff, Kathryn E. Falberg, W. Anthony Vernon and Daniel G. Welch. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.
In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered the following relationships and transactions that occurred during any 12-month period within the last three fiscal years and determined that they were not material direct or indirect relationships with the Company:
•	Dr. Hung and Mr. Vernon both currently serve on the board of directors of Novocure Ltd.
As provided in the Company’s Related-Person Transactions Policy, the Board considered that the aggregate dollar amount of the transactions during any 12-month period within the last three fiscal years did not exceed the greater of $1 million or 2% of the other company’s consolidated gross revenues and, therefore, was not regarded as compromising the director’s independence. Based on this review, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting (other than Dr. Hung and Mr. Nodelman, who are not considered independent because they are or were executive officers of the Company, are independent under the standards set forth in the Company’s Corporate Governance Guidelines and applicable NYSE rules.
Board Leadership Structure
The Board of Directors of the Company has an independent chair, Daniel G. Welch, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
One of the board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the committee typically meets twice annually with both IT and business personnel responsible for cybersecurity risk management and receives periodic reports from the head of cybersecurity risk management, as well as incidental reports as matters arise. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board Chair coordinates between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at www.nuvationbio.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
The Board of Directors adopted the Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the company’s business operations as needed and to make decisions that are independent of the company’s management. The guidelines are also intended to align the interests of directors and management with those of the company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer’s performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.nuvationbio.com.
BOARD OF DIRECTORS AND COMMITTEES
Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.
During the fiscal year ended December 31, 2021, our Board of Directors held five meetings, including four meetings following the closing of the Business Combination. Our audit committee met four times, our compensation committee met seven times, and our nominating and corporate governance committee met one time during 2021, all following the closing of the Business Combination. Each of our directors, other than Mr. Blickenstaff, attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such member served.
As required under applicable NYSE listing standards, in fiscal 2021, the Company’s non-management directors met 12 times in regularly scheduled executive sessions of the Board or its committees at which only non-management directors were present. The Chairs of the Board or the various committees presided over the executive sessions.
Audit Committee
Our audit committee consists of Kim Blickenstaff, Kathryn E. Falberg and Daniel G. Welch. The chair of our audit committee is Ms. Falberg, who our Board of Directors has determined is an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the NYSE listing standards. Our Board of Directors has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each audit committee member’s scope of experience and the nature of their experience in the corporate finance sector. In addition, our Board of Directors has determined that Ms. Falberg’s simultaneous service on the audit committees of three other public companies does not impair the ability of Ms. Falberg to effectively serve on the Audit Committee. Our Board of Directors has adopted a written audit committee charter that is available to stockholders on our website at www.nuvationbio.com.
The primary purpose of the audit committee is to discharge the responsibilities of our Board of Directors with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:
•	helping the board of directors oversee corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing related person transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Report of the Audit Committee of the Board of Directors
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of our company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Kim Blickenstaff
Kathryn E. Falberg (Chair)
Daniel G. Welch
Compensation Committee
Our compensation committee consists of Robert B. Bazemore, Jr., Kim Blickenstaff and W. Anthony Vernon. The chair of our compensation committee is Mr. Vernon. All members of our compensation committee are independent, as independence is currently defined in NYSE listing standards. Our Board of Directors has adopted a written compensation committee charter that is available to stockholders on our website at www.nuvationbio.com.
The primary purpose of our compensation committee is to discharge the responsibilities of our Board of Directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
•	reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;
•	administering the equity incentive plans and other benefit programs;

•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.
Compensation Committee Processes and Procedures
Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the compensation committee. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. The charter of the compensation committee grants the compensation committee full access to all our books, records, facilities and personnel.
In addition, under the charter, the compensation committee has the authority to obtain, at the expense of Nuvation Bio, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee takes into consideration factors prescribed by the SEC and NYSE that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The compensation committee has direct responsibility for the oversight of the work of such consultants or advisers.
During the past year, the compensation committee engaged FW Cook, as a compensation consultant. The compensation committee requested that FW Cook:
•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals;
•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy; and
•	assist in developing our non-employee director compensation plan.
In addition, as part of its engagement, FW Cook was requested by the compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Although our Board and compensation committee consider the advice and recommendations of such independent compensation consultants as to our executive and non-employee director compensation program, the Board and compensation committee ultimately make their own decisions regarding these matters.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Kathryn E. Falberg, W. Anthony Vernon and Daniel G. Welch. The chair of our nominating and corporate governance committee is Mr. Welch. Our Board of Directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on our website at www.nuvationbio.com. Specific responsibilities of our nominating and corporate governance committee include:
•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the board of directors;
•	considering and making recommendations to the board of directors regarding the composition and chairmanship of the committees of the board of directors;
•	reviewing and recommending to the board the compensation paid to the directors;
•	instituting plans or programs for the continuing education of the board of directors and orientation of new directors;

•	reviewing, evaluating and recommending to the board of directors succession plans for its executive officers;
•	developing and making recommendations to the board of directors regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and
•	overseeing periodic evaluations of the performance of the board of directors, including its individual directors and committees.
The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the company’s stockholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the company and the long-term interests of stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
Nomination Process
Our nominating and corporate governance committee is responsible for identifying, recruiting, evaluating and recommending to our Board of Directors nominees for membership on the Board of Directors and committees of our Board of Directors. The goal of this process is to maintain and further develop a highly qualified Board of Directors of directors consisting of members with experience and expertise in areas of importance to our company. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.
The nominating and corporate governance committee recommends to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by our Board of Directors for election at each annual or special meeting of stockholders, and recommends all director nominees to be appointed by our Board of Directors to fill director vacancies. Our Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings of stockholders.

Evaluation of Director Candidates
In its evaluation of director candidates, the nominating and corporate governance committee will consider a candidate’s skills, characteristics and experience taking into account a variety of factors, including the candidate’s:
•	understanding of our business, industry and technology;
•	history with our company;
•	personal and professional integrity;
•	general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company;
•	ability and willingness to devote the time and effort necessary to be an effective director;
•	commitment to acting in the best interest of our company and its stockholders; and
•	educational and professional background.
The nominating and corporate governance committee will also consider the current size and composition of the Board of Directors, the needs of the Board of Directors its committees and the potential independence of director candidates under relevant NYSE and SEC rules.
Although the Board of Directors does not maintain a specific policy with respect to board diversity, the nominating and corporate governance committee considers each candidate in the context of the membership of the Board as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board reflecting differences in professional background, education, skill and other individual qualities and attributes. In making determinations regarding nominations of directors, the nominating and corporate governance committee may take into account the benefits of diverse viewpoints to the extent it deems appropriate.
Stockholder Recommendations for Nomination to the Board of Directors
The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our Board. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria described above, based on whether or not the candidate was recommended by a stockholder. For a description of the process for nominating directors in accordance with our Bylaws, see the section of this Proxy Statement titled, “Questions and Answers about these Proxy Materials and Voting,” including the information under the heading, “When are stockholder proposals and director nominations due for the next Annual Meeting?”
Any stockholder recommendations proposed for consideration by the nominating and corporate governance committee should be in writing and delivered to Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036. Submissions must include the following information:
•	full name and address of the proposed nominee;
•	the number and class of our shares beneficially owned, directly or indirectly, by the proposed nominee;
•	all information regarding the proposed nominee required to be disclosed in a proxy statement pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
•	the consent of the nominee to be named in the proxy statement and consent to serve as a director if elected; and
•
a description of all material relationships, including (i) compensation and other material monetary agreements, arrangements and understandings during the past three years, between the proposed nominee and the stockholder making the proposal and (ii) any relationship between the proposing stockholder and the proposed nominee that would be required to be disclosed under the SEC’s related party transactions disclosure rules if the proposing stockholder were a “registrant” under those rules.

In addition, any stockholder wishing to recommend a nominee to our Board of Directors must provide a questionnaire regarding the proposed nominee, information regarding any arrangement or agreement with respect to such nominee’s voting while a member of our Board of Directors and information regarding equity ownership of the company (including derivative ownership) by the proposing stockholder and the proposed nominee.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
As noted above, our compensation committee consists of Mr. Bazemore, Mr. Blickenstaff and Mr. Vernon. None of the members of our compensation committee has at any time during the past three years been one of our officers or employees. None of our executive officers currently serves or in the prior three years has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders and other interested parties wishing to communicate with our Board of Directors may send a written communication addressed to the Secretary at our principal executive offices. The Secretary will promptly forward the communication to the Board or member to whom it is addressed, as appropriate, unless it is unduly hostile, threatening, illegal or similarly inscrutable. Historically, we have not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The company believes its responsiveness to stockholder communications to the Board has been excellent.
COMPENSATION FOR DIRECTORS
In May 2021, in consultation with FW Cook, our Board of Directors approved a non-employee director compensation policy. Under the policy, each of our non-employee directors receives an annual cash retainer of $40,000, and our Board Chair receives an additional annual cash retainer of $30,000. In addition, all non-employee directors who serve on one or more committees are eligible to receive the following cash committee fees:
Committee	Chair	Member
Audit	$15,000	$7,500
Compensation	10,000	5,000
Nominating and Corporate Governance	8,000	4,000
Other than the annual retainers and committee fees described above, non-employee directors are not entitled to receive any cash fees in connection with their service on our Board. Each non-employee director, other than Mr. Nodelman, holds a stock option for 45,229 shares of Class A Stock that was granted in October 2021 and will vest on the date of the Annual Meeting. Pursuant to the non-employee director compensation policy, at each annual stockholders’ meeting, each non-employee director whose service will continue after the annual meeting (other than any who declines the award) will be granted a stock option for a number of shares of Class A Stock having a grant date fair value of $325,000. These annual stock options will vest in full on the earlier of the one-year anniversary of the date of grant or the next stockholder annual meeting. New non-employee directors will receive an initial stock option grant for a number of shares of Class A Stock having a grant date fair value of $650,000. These initial grants will vest monthly over three years, provided the non-employee director continues to serve.
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses in connection with attending Board of Directors and committee meetings.

Non-Employee Director Compensation
The following table sets forth information concerning the compensation earned by our non-employee directors during the fiscal year ended December 31, 2021:
Name(1)	Fees Earned or Paid in Cash	Options Granted(2)	Total
Robert B. Bazemore, Jr.	$47,500	$293,726	$341,226
Kim Blickenstaff	$53,125	$293,726	$346,851
Michelle Doig(3)	—	—	—
Kathryn E. Falberg	$58,000	$293,726	$351,726
Oleg Nodelman(4)	—	—	—
W. Anthony Vernon	$54,250	$293,726	$347,976
Daniel G. Welch	$82,875	$293,726	$376,601
(1)	This table reflects only those directors who served after the Business Combination on February 10, 2021.
(2)
The amounts in this column reflect the aggregate grant date fair value of each option award granted during the fiscal year, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(3)	Ms. Doig resigned from the Board in June 2021. She did not receive any compensation in connection with her service on the Board.
(4)	Mr. Nodelman voluntarily forfeited the retainer and the option award granted to him during the fiscal year.
As of December 31, 2021, each of our current non-employee directors held options to purchase an aggregate of 284,590 shares of our Class A Stock, other than Mr. Nodelman who held no options to purchase shares of our capital stock and Mr. Welch who held options to purchase an aggregate of 444,163 shares of our Class A Stock. Ms. Doig held no options to purchase shares of our capital stock.

PROPOSAL 2

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed us to submit the selection of this firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since our fiscal year ended December 31, 2021. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dismissal of WithumSmith+Brown, PC
As previously disclosed, in connection with the closing of the Business Combination on February 10, 2021, WithumSmith+Brown, PC, or Withum, was dismissed as our independent registered accounting firm. This decision was approved by the Board.
Withum’s report on Panacea’s financial statements for the period from April 24, 2020 (Panacea’s inception) through December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Withum’s engagement by Panacea, and the subsequent interim period preceding Withum’s dismissal, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Withum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and the subsequent interim period preceding Withum’s dismissal.
We provided Withum with a copy of the disclosures it made pursuant to Item 4.01 in our Current Report on Form 8-K filed with the SEC on February 10, 2021, and requested that Withum furnish a letter addressed to the SEC, which is filed as Exhibit 16.1 to such Current Report on Form 8-K, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.
Appointment of KMPG LLP
In connection with the closing of the Business Combination on February 10, 2021, the Board approved the appointment of KPMG LLP as our independent registered accounting firm. KPMG LLP served as the independent registered accounting firm for Legacy Nuvation Bio.
During the period from April 24, 2020 (Panacea’s inception) through December 31, 2020 and the subsequent interim period preceding the engagement of KPMG LLP, Panacea did not consult KPMG LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Panacea’s financial statements, and neither a written report was provided to Panacea or oral advice was provided that KPMG LLP concluded was an important factor considered by Panacea in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

PRINCIPAL ACCOUNTANT FEES AND SERVICES
As described above, KPMG LLP was appointed as our independent registered accounting firm in February 2021, upon the dismissal of Withum. KPMG LLP has audited the financial statements of Legacy Nuvation Bio since 2019. Legacy Nuvation Bio was determined to be the accounting acquirer in the Business Combination. The fees of KPMG LLP presented below for 2020 are not representative of the fees to be billed by KPMG LLP for Nuvation Bio as a public company, but are presented solely to provide our stockholders with a basis to understand our historical relationship with KPMG LLP.
The following tables set forth the aggregate fees for professional services rendered by our principal accountants, KPMG LLP, and Withum to us (including Legacy Nuvation Bio in the case of KPMG LLP) for the fiscal years ended December 31, 2021 and December 31, 2020 (in thousands):
KPMG LLP
	Fiscal Years Ended December 31,
Fees	2021	2020
Audit(1)	$825	$419
Audit-Related	—	—
Tax	—	—
All Other	—	—
	$825	$419
(1)
The Audit fees consist of professional services rendered in connection with the audit of our annual financial statements, and review of interim financial statements. This category also includes professional services rendered in connection with our Form S-4 and Form S-8 registration statements related to the Business Combination completed in February 2021, including delivery of consents and review of documents filed with the SEC.

Withum
	Fiscal Years Ended December 31,
Fees	2021	2020
Audit(1)		$$212
Audit-Related	—	—
Tax	—	$10
All Other	—	—
		$$222
(1)
The Audit fees consist of professional services rendered in connection with our Initial Public Offering, audit of our annual financial statements, and review of interim financial statements. This category also includes professional services rendered in connection with our Form S-4 and Form S-8 registration statements related to the Business Combination completed in February 2021, including delivery of consents and review of documents filed with the SEC.

All fees incurred subsequent to the closing of the Business Combination in February 2021 were pre-approved by our audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of all audit and non-audit services to be rendered by our independent registered public accounting firm, KPMG LLP. During the fiscal year ended December 31, 2021, the audit committee pre-approved all audit and non-audit services performed by KPMG LLP. Under the policy, the audit committee generally pre-approves specified services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on a case-by-case basis for specific tasks before an engagement.
The audit committee has determined that the rendering of services other than audit services by KPMG LLP is compatible with maintaining the principal accountant’s independence.

Required Vote and Audit Committee and Board Recommendation
Approval of Proposal 2 requires the affirmative vote of a majority of the shares of Class A Stock and Class B Stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS
RECOMMEND A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF
ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, or say-on-pay vote. The Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board recommends that the stockholders select a frequency of one year.
After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once every year.
The Board believes that an annual advisory vote on the compensation of the Company’s named executive officers will allow stockholders to provide direct and timely input on the Company’s compensation philosophy, policies and practices. Additionally, an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from, and engaging in discussions with, our stockholders on executive compensation and corporate governance matters. Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the votes of the holders of a majority of shares present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.
While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.
The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF “ONE YEAR” ON PROPOSAL 3.

EXECUTIVE OFFICERS OF THE COMPANY
The following table shows information for our current executive officers as of the date of this proxy statement. Biographical information for our President, Chief Executive Officer and Director, David Hung, M.D., is included above with the Director biographies under the caption “Nominees.”
Name	Age	Position(s)
David Hung, M.D.	64	President, Chief Executive Officer and Director
Jennifer Fox	50	Chief Financial Officer
Gary Hattersley, Ph.D.	55	Chief Scientific Officer
David Hanley, Ph.D.	52	Chief Technical Operations Officer
Stacy Markel	57	Chief People Officer
Executive Officers
Jennifer Fox has served as our Chief Financial Officer since October 2020. Prior to this role, Ms. Fox served as Managing Director, Co-Head of North America Healthcare Corporate and Investment Banking Group at Citigroup from June 2015 to October 2020. From February 2006 to June 2015, Ms. Fox served as Managing Director at Deutsche Bank, and most recently also as Co-Head of Life Sciences Investment Banking Group. Prior to that, Ms. Fox served as Senior Managing Director Healthcare Investment Banking at Bear Stearns, Vice President Healthcare Investment Banking at Bank of America and Financial Analyst, Investment Banking Analyst, Associate, Vice President, Health Care Investment Banking at Prudential Vector Healthcare Group and Prudential Securities Incorporated. Ms. Fox received B.S. degrees in Finance and Marketing from Manhattan College.
Gary Hattersley, Ph.D. has served as our Chief Scientific Officer since June 2019. Prior to this role, December 2003 to November 2018, Dr. Hattersley held roles of increasing seniority, including Senior Vice President of Preclinical Development, Vice President of Biology, and most recently as Chief Scientific Officer at Radius Health Inc. Prior to that, Dr. Hattersley was a Senior Scientist at Millennium Pharmaceuticals, Inc. from 2000 to 2003. He also held positions at Genetics Institute from 1992 to 2000, including Principle Scientist. Dr. Hattersley received a Ph.D. from St. George’s Hospital Medical School in London and a BSc from the University of Hull.
David Hanley, Ph.D. has served as our Chief Technical Operations Officer since June 2021. Prior to this role, from August 2018 to May 2021, Dr. Hanley held positions of increasing responsibility at BioXcel Therapeutics Inc., most recently serving as Senior Vice President and Head of Global Pharmaceutical Development and Operations. From August 2014 to August 2018, Dr. Hanley held positions of increasing responsibility at Radius Health, Inc., most recently serving as Vice President of Pharmaceutical Sciences and Technical Operations. He also held positions at The Medicines Company from June 2011 to August 2014, including Senior Director. Prior to that, Dr. Hanley held positions at Boehringer Ingelheim from August 2010 to December 2010, The Medicines Company from September 2009 to July 2010, Medarex from September 2006 to September 2009, and Berlex, a subsidiary of Schering A.G., from November 2001 to September 2006. Dr. Hanley earned his Ph.D. in Physical and Analytical Chemistry from the University of Utah and his B.S. in Chemistry from Virginia Commonwealth University.
Stacy Markel has served as our Chief People Officer since January 2022, and before that served as our Senior Vice President, Human Resources since October 2019. From March 2018 to September 2019, she served as Executive Vice President, Human Resources, at Rigel Pharmaceuticals, Inc. Prior to Rigel, from March 2015 to March 2018, Ms. Markel served as Senior Vice President of Human Resources at Portola Pharmaceuticals, Inc. Ms. Markel also served in various roles, most recently as Senior Vice President of Human Resources and Professional Development at Actelion Pharmaceuticals, Ltd. from 2005 to 2015. Ms. Markel received a B.A. from the University of California, Davis.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides certain information concerning the compensation earned by each of the following individuals (the “Named Executive Officers”): our President and Chief Executive Officer and our two other most highly compensated executive officers as of December 31, 2021:
Name and Principal Position	Year	Salary	Bonus	Stock Options(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
David Hung, M.D. President and Chief Executive Officer	2021	$550,000	$—	$3,594,205	$618,750	$9,430(3)	$4,772,385
	2020	$475,000	$—	$—	$481,000	$207,155(4)	$1,163,155

Jennifer Fox(5) Chief Financial Officer	2021	$525,000	$—	$—	$472,500	$9,430(3)	$1,006,930
	2020	$103,975	$475,000	$3,156,252	$141,750	$1,895(3)	$3,878,872

David Hanley, Ph.D.(6) Chief Technical Operations Officer	2021	$242,083	$100,000	$4,321,994	$145,989	$9,065(3)	$4,819,131
	2020	$—	$—	$—	$—	$—	$—
(1)
The amounts included in the Stock Options column represent the grant date fair value of stock options granted, calculated in accordance with ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	Amounts listed for 2021 were paid in 2022 in respect of services rendered in 2021, and amounts listed for 2020 were paid in 2021 in respect of services rendered in 2020.
(3)	Consists of 401(k) Match and life insurance premium.
(4)	Consists of 401(k) Match, life insurance premium and costs related to HSR filing in connection with corporate restructuring, including tax gross-up.
(5)	Jennifer Fox joined our company in October 2020. In connection with her offer of employment, she received a $475,000 sign-on bonus which is reflected in the Bonus column.
(6)	David Hanley joined our company in June 2021. In connection with his offer of employment, he received a $100,000 sign-on bonus which is reflected in the Bonus column.
2021 Executive Officer Compensation
In reviewing this section, please note that, through the filing of our Annual Report on Form 10-K for the year ended December 31, 2021 on February 28, 2022, we were permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws and therefore, among other things, are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of Regulation S-K. The disclosure in this section is intended to supplement the SEC-required disclosure and is not a Compensation Discussion and Analysis.
Objectives and Philosophy of Our Executive Compensation Program
We recognize that our ability to excel as a company depends on the integrity, knowledge, imagination, skill, diversity and teamwork of our Named Executive Officers and employees. To this end, we strive to create an environment of mutual respect, encouragement and teamwork that rewards commitment and performance and that is responsive to the needs of our Named Executive Officers and employees.
Compensation Committee Processes and Role in Determining Executive Compensation
The compensation committee of our Board of Directors is tasked with, among other things, setting compensation for our executive officers, including the Named Executive Officers identified above, evaluating and recommending compensation plans and programs to our Board of Directors and awards under those plans, and administering our incentive and equity-based compensation plans. Various members of management and other employees as well as outside advisors or consultants are invited from time to time by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in meetings. Members of our executive management team advise and inform the compensation committee regarding potential company-wide and individual performance objectives with respect to incentive compensation plans, and provide evaluations of the achievements of employees under their respective supervision.
The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as it deems appropriate. The compensation committee has delegated authority to a stock option committee (which committee currently consists of any two of the following: Dr. Hung, Ms. Fox and/or Ms. Markel), within specified parameters, to grant options to our non-executive employees and consultants.
Components of Our Executive Compensation Program
The individual components of our executive compensation program consist primarily of: (a) base salary, (b) annual, performance-based bonuses, (c) long-term equity incentives and (d) retirement savings opportunities and various other employee benefits. In addition, we provide protection for post-termination benefits in certain instances. We determine the appropriate level for each compensation component based in part, but not exclusively, on our understanding of the market in which we compete for talent, the unique skills and experience of our Named Executive Officers, the length of service of our Named Executive Officers, our overall performance and other considerations we deem relevant. We expect our compensation committee to make compensation decisions that are consistent with our recruiting and retention goals. We review each compensation component for internal equity and consistency between Named Executive Officers with similar levels of responsibility.
Each of the individual components of our Named Executive Officers’ compensation is discussed in more detail below. We do not currently have any specific policies for allocating compensation between short- and long-term compensation or cash and non-cash compensation, although our strategy is to tie a greater percentage of total compensation to stockholder returns through the use of equity incentives. While we have identified particular compensation objectives that each component of our Named Executive Officers’ compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve all of the compensation objectives described above.
Base Salary
Base salaries for our Named Executive Officers are determined by members of our compensation committee and other members of our Board based on their experience and review of industry surveys. Salaries are reviewed by our compensation committee on a periodic basis and may be adjusted from time-to-time.
Annual Performance-Based Bonuses
Annual performance-based bonuses for our Named Executive Officers are designed to align their interests with the interests of our stockholders. Each of our Named Executive Officers is eligible to receive performance awards based on a target opportunity expressed as a percent of base salary (for 2021: 75% of base salary for Dr. Hung, 60% for Ms. Fox and 40% of base salary for Dr. Hanley). The amount payable to each named executive officer is based on the attainment of pre-established corporate performance goals, which is subject to the discretion of the compensation committee, and also of the full Board (other than our Chief Executive Officer) in the case of our Chief Executive Officer. At the beginning of each year, the Board in consultation with the Chief Executive Officer establishes corporate objectives that it believes are the most significant goals for the company in the upcoming year that are critical to the success of the company in the short and long-term. The company does not disclose the specific goals as they contain competitively sensitive information.
Long-Term Equity Incentives
We believe that the achievement of our business and financial objectives should be reflected in the value of our equity, thereby increasing stockholder value. To that end, our Named Executive Officers will be incentivized to achieve these objectives when a larger percentage of their total compensation is tied to the value of our shares. We believe that granting our Named Executive Officers stock options provides a meaningful incentive to achieve increases in the value of our stock price over time, as they will be able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. Stock options granted under our Long-Term Incentive Plan, or LTIP, which have been awarded to all optionees, vest based on either market conditions or performance conditions that are met only upon our achievement of important corporate milestones. In addition, because the vesting of all of our equity awards, including LTIP awards, is based on continued employment, our stock option awards also encourage the retention of our Named Executive Officers through the vesting period of the awards. In determining the size and vehicle (regular and LTIP options vs. RSUs vs. other award types) of the long-term equity incentives to be awarded to our Named Executive Officers, the compensation committee takes into account a number of factors, such as job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to the company and the size of prior equity grants.
Outstanding Equity Awards
The following table provides information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2021:
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Exercise Price	Expiration Date
			Exercisable	Unexercisable
David Hung, M.D.	3/9/21	3/9/21	—(1)	165,465	$12.66	3/8/31
	3/9/21	3/9/21	—(2)	224,760	$12.66	3/8/31

Jennifer Fox	10/12/20	10/12/20	116,355(3)	282,580	$4.60	10/11/30
	10/12/20	10/12/20	—(4)	558,506	$4.60	10/11/30

David Hanley, Ph.D.	6/1/21	6/1/21	—(5)	250,000	$13.60	5/31/31
	6/1/21	6/1/21	—(6)	187,500	$13.60	5/31/31
(1)
None of the shares subject to this option were vested as of December 31, 2021, 25% vested on March 9, 2022, and the remainder vest in equal increments on a monthly basis thereafter through March 9, 2025.

(2)	None of the shares subject to this option were vested as of December 31, 2021, option vests upon the achievement of certain performance goals, including market-price goals, through October 5, 2030.
(3)	Approximately 29% of the shares subject to this option were vested as of December 31, 2021, and the remainder vest in equal increments on a monthly basis thereafter through October 12, 2024.
(4)	None of the shares subject to this option were vested as of December 31, 2021, option vests upon the achievement of certain performance goals, including market-price goals, through October 5, 2030.
(5)
None of the shares subject to this option were vested as of December 31, 2021, 25% will vest on June 1, 2022, and the remainder vest in equal increments on a monthly basis thereafter through June 1, 2025.

(6)	None of the shares subject to this option were vested as of December 31, 2021, option vests upon the achievement of certain performance goals, including market-price goals, through October 5, 2030.
Employee Benefits
We provide standard employee benefits to our full- and part-time employees, including our Named Executive Officers, in the United States (in the case of part-time, those that work 30 or more hours per week), including health, disability and life insurance and a 401(k) plan as a means of attracting and retaining our executives and employees.
Tax Considerations
Our Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our Named Executive Officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for our Chief Executive Officer and each of the other Named Executive Officers (other than our Chief Financial Officer), unless compensation is performance-based. As we only recently became publicly-traded, our Board has not previously taken the deductibility limit imposed by Section 162(m) into consideration in setting compensation.
Pension Benefits
We do not maintain any defined benefit pension plans.

Non-qualified Deferred Compensation
We do not maintain any non-qualified deferred compensation plans.
Offer Letters
We extended offer letters to each of our Named Executive Officers in connection with their employment. The letters generally provide for at-will employment and set forth the named executive officer’s initial base salary, initial equity grant amount and eligibility for employee benefits. In addition, each of our Named Executive Officers has executed a form of our standard confidential information and invention assignment agreement. The key terms of the offer letters extended to our Named Executive Officers that continue to be in effect are described below.
David Hung, M.D.
In February 2019, we entered into an offer letter with Dr. Hung, our President and Chief Executive Officer. Pursuant to the offer letter, Dr. Hung’s initial base salary was established at $475,000 per year, and his annual target bonus was subsequently established at 75% of his annual base salary, based upon achievement of mutually agreed upon performance objectives and other criteria determined by our board of directors.
Jennifer Fox
In October 2020, we entered into an offer letter with Ms. Fox, our Chief Financial Officer. Pursuant to the offer letter, Ms. Fox’s initial base salary was established at $525,000 per year. In addition, Ms. Fox was eligible to receive an annual cash bonus of up to $105,000 in 2020 and up to 60% of her annual base salary in 2021, based upon achievement of mutually agreed upon performance objectives and other criteria determined by our board of directors. Ms. Fox is also eligible for a retention bonus of $475,000 upon the one-year anniversary of the commencement of her employment. The offer letter also provides Ms. Fox with severance benefits, which are generally identical to those provided under our severance policy, with the addition of six months of accelerated equity award vesting upon a termination without cause or a resignation for “good reason” (as defined in our policy).
David Hanley, Ph.D.
In April 2021, we entered into an offer letter with Dr. Hanley, who became our Chief Technical Operations Officer in June 2021. Pursuant to the offer letter, Dr. Hanley’s initial base salary was established at $415,000 per year. In addition, Dr. Hanley was eligible to receive an annual cash bonus of up to 40% of his annual base salary (prorated in 2021 in accordance with his start date), based upon achievement of mutually agreed upon performance objectives and other criteria determined by our Board. Dr. Hanley is also eligible for a retention bonus of $100,000 upon the one-year anniversary of the commencement of his employment.
Severance Policy
Under our severance policy applicable to executive officers, upon an involuntary termination without cause, executive officers designated as Tier 1 (which includes all of our current executive officers) are eligible to receive, upon execution of a release of claims, cash severance in an amount equal to 12 months of base salary (nine months for Tier 2 and six months for Tier 3), as well as 12 months of COBRA health insurance reimbursement (nine months for Tier 2 and six months for Tier 3). Upon a termination without cause or a resignation for “good reason” (as defined in the policy) within 12 months after a change in control of our company, executive officers are eligible to receive the cash severance and COBRA reimbursement described above and also (1) a lump sum cash payment equal to 100% of target annual bonus if designated as Tier 1 (75% for Tier 2 and 50% for Tier 3); and (2) full acceleration of vesting of any equity awards that are subject to vesting based solely on the passage of time. Vesting of any equity awards that contain unachieved performance conditions at the time of termination is not accelerated under the policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
The following table presents information as to the beneficial ownership of our common stock as of March 18, 2022, for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each named executive officer;
•	each of our directors; and
•	all executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 18, 2022, are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Because Class B Stock is convertible into Class A Stock on a share-for-share basis, each beneficial owner of Class B Stock is deemed by the SEC to be a beneficial owner of the same number of shares of Class A Stock. Therefore, in indicating a person’s beneficial ownership of shares of Class A Stock in the table, it has been assumed that such person has converted into Class A Stock all shares of Class B Stock of which such person is a beneficial owner. For these reasons the table contains substantial duplications in the numbers of shares and percentages of Class A Stock and Class B Stock shown for Dr. Hung.
Percentages of beneficial ownership of our common stock in the table is based on 217,129,125 shares of Class A Stock issued and outstanding on March 18, 2022 and 1,000,000 shares of Class B Stock issued and outstanding on March 18, 2022. Unless otherwise indicated, each of the persons and entities have sole voting and investment power with respect to the share beneficially owned by them, and the address of each of the individuals and entities named below is c/o Nuvation Bio Inc., 1500 Broadway, Suite 1401, New York, New York, 10036:
	Class A Stack				Class B Stack
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Number of Shares Exercisable Within 60 Days(3)	Total Shares Beneficially Owned(4)	Percentage of Class(5)	Number of Shares Beneficially Owned(2)	Number of Shares Exercisable Within 60 Days(3)	Total Shares Beneficially Owned(4)	Percentage of Class(5)
5% and Greater Holders:
David Hung, M.D.	59,278,392(6)	48,260	59,326,652	27.2	1,000,000	—	1,000,000	100
Entities affiliated with FMR LLC (7)	31,666,040	—	31,666,040	14.6	—	—	—	—
Omega Fund V, L.P. (8)	28,212,376	—	28,212,376	13.0	—	—	—	—
Entities affiliated with EcoR1 Capital, LLC (9)	13,896,543	—	13,896,543	6.4	—	—	—	—
Directors and Named Executive Officers
David Hung, M.D.	59,278,392(6)	48,260	59,326,652	27.2	1,000,000	—	1,000,000	100
Jennifer Fox	—	157,911	157,911	*	—	—	—	—
David Hanley, Ph.D.	—	—	—	—	—	—	—	—
Robert B. Bazemore, Jr.	—	102,565	102,565	*	—	—	—	—
Kim Blickenstaff	—	145,570	145,570	*	—	—	—	—
Kathryn E. Falberg	—	94,747	94,747	*	—	—	—	—
Oleg Nodelman (9)	13,896,543	—	13,896,543	6.4	—	—	—	—
W. Anthony Vernon	304,100	157,298	461,398	*	—	—	—	—
Daniel G. Welch	—	170,942	170,942	*	—	—	—	—
All company’s directors and executive officers as a group (11 individuals)	73,479,035	1,324,437	74,803,472	34.1	1,000,000	—	1,000,000	100
*	Represents less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Nuvation Bio Inc., 1500 Broadway, Suite 1401, New York, NY 10036.
(2)
Represents the number of shares of our common stock owned directly or indirectly by each entity and person, and excludes shares underlying options held by our directors and officers, which are reported in the columns titled “Number of Shares Exercisable Within 60 Days”.

(3)	Represents shares of our common stock subject to stock options that are or will become exercisable within 60 days of March 18, 2022.
(4)	Equals the sum of the number of shares under the table columns titled “Number of Shares Beneficially Owned” and “Number of Shares Exercisable Within 60 Days”.
(5)
The calculation of percentages is based upon 217,129,125 shares of Class A Stock issued and outstanding on March 18, 2022 and 1,000,000 shares of Class B Stock issued and outstanding on March 18, 2022, plus for each of the individuals listed above, the number of shares subject to stock options reflected in the column under the heading “Number of Shares Exercisable Within 60 Days”.

(6)	Interests shown include (i) 58,278,392 shares of Class A Stock and (ii) 1,000,000 shares of Class B Stock issuable upon conversion of Class A Stock.
(7)
As reported on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson on February 9, 2022. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The principal business address for each person and entity named in this footnote is 245 Summer Street, Boston, MA 02110.

(8)
As reported on a Schedule 13D filed by Omega Fund V, L.P. (“Omega Fund”), Omega Fund V GP, L.P. (“Omega GP”), Omega Fund V GP Manager, Ltd. (“Omega Ltd”), Michelle Doig (“Doig”), Claudio Nessi (“Nessi”), Anne-Mari Paster (“Paster”), and Otello Stampacchia (“Stampacchia”) (together, the “Reporting Persons”) on February 19, 2021. Omega Ltd serves as the general partner of Omega GP, which serves as the general partner of Omega Fund; and each of Omega Ltd and Omega GP may be deemed to own beneficially the shares held by Omega Fund. Doig is a partner of Omega Fund and may be deemed to beneficially own the shares held by Omega Fund. Nessi, Paster, and Stampacchia are the directors of Omega Ltd and may be deemed to beneficially own the shares held by Omega Fund. The Reporting Persons may be deemed a “group” for purposes of Section 13 of the Exchange Act and expressly disclaim status as a “group” for purposes of this Schedule 13D. Each of Doig, Nessi, Paster, and Stampacchia expressly disclaims beneficial ownership of the securities reported herein, except to the extent of his or her pecuniary interest therein, if any. The principal business address for each person and entity named in this footnote is 888 Boylston Street, Suite 1111, Boston MA 02199.

(9)
As reported on a Form 4 filed by Oleg Nodelman, EcoR1 Capital, LLC, EcoR1 Capital Fund, L.P., EcoR1 Capital Fund Qualified, L.P., EcoR1 Venture Opportunity Fund, LP and Biotech Opportunity GP, LLC (together, the “Reporting Persons”) on November 30, 2021. EcoR1 Capital Fund, L.P. (“Capital Fund”) and EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”) are private investment funds managed by EcoR1 Capital, LLC (“EcoR1”). EcoR1 is the investment adviser to Capital Fund, Qualified Fund and EcoR1 Venture Opportunity Fund, L.P. ("Venture Fund"). EcoR1 is the general partner of Capital Fund and Qualified Fund, and Biotech Opportunity GP, LLC ("Biotech") is the general partner of Venture Fund. Mr. Nodelman is the manager and controlling owner of EcoR1 and Biotech. The funds hold these securities directly for the benefit of their investors. EcoR1 indirectly beneficially owns them as the investment adviser to the funds. Mr. Nodelman indirectly beneficially owns them as the control person of EcoR1. The Reporting Persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein. EcoR1 Panacea Holdings, LLC is managed by its managing members, Capital Fund, Qualified Fund and Venture Fund. Each of the Reporting Persons may be deemed a beneficial owner of shares held by EcoR1 Panacea Holdings, LLC, but each Reporting Person disclaims beneficial ownership of any such shares except to the extent of its respective pecuniary interest therein. The principal business address for each person and entity named in this footnote is 357 Tehama Street, Floor 3, San Francisco, CA 94103.

ANTI-HEDGING AND ANTI-PLEDGING POLICY
The Board has adopted an insider trading policy for our directors, employees and consultants. Under this policy, all of our directors, employees and consultants are prohibited from engaging in short-sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to the Company’s stock at any time.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our reporting persons were made and made timely, except for a Form 4 filed on February 26, 2021 by Shalini Sharp reporting two transactions late; a Form 4 filed on February 26, 2021 by Graham K. Cooper reporting one transaction late; a Form 4 filed on February 26, 2021 by

Daniel Bradbury reporting one transaction late; a Form 4 filed on February 26, 2021 by Faheem Hasnain reporting two transactions late; and a Form 4 filed on November 30, 2021 by Oleg Nodelman, one of our directors, EcoR1 Capital, LLC, EcoR1 Capital Fund, L.P., EcoR1 Capital Fund Qualified, L.P., EcoR1 Venture Opportunity Fund, LP and Biotech Opportunity GP, LLC reporting four transactions late.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2021:
Equity Compensation Plans	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Approved by Stockholders(1)	11,216,275	$6.08	54,417,129
Not Approved by Stockholders	—	—	—
	11,216,275	$6.08	54,417,129

(1)
The number of shares remaining available for future issuance includes 47,397,488 shares available under our 2021 Equity Incentive Plan, or 2021 Plan, and 7,059,759 shares available under our 2021 Employee Stock Purchase Plan, or 2021 ESPP.

The number of shares of Class A Stock reserved for issuance under the 2021 Plan automatically increases on January 1 of each year, beginning on January 1, 2022, and continuing through and including January 1, 2031 by 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors. The number of shares of Class A Stock reserved for issuance under the 2021 ESPP automatically increases on January 1 of each year, beginning on January 1, 2022, and continuing through and including January 1, 2031 by 1% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS
The following is a description of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Compensation arrangements for our directors and Named Executive Officers are described in this proxy statement under the section entitled “Executive Compensation.”
Cancelled Shares
In January 2019, Legacy Nuvation Bio, GiraFpharma LLC (“GiraF”) and Dr. Hung entered into an Asset Acquisition Agreement (the “GiraF Agreement”) pursuant to which GiraF agreed that it would contribute to Legacy Nuvation Bio all of its intellectual property rights with respect to specified drug development programs to be pursued by Legacy Nuvation Bio, together with other related assets, in consideration of Legacy Nuvation Bio’s payment to it of $5.0 million of cash and issuance to it of a number of shares of Legacy Nuvation Bio’s common stock determined under a specified formula. Dr. Hung also agreed in the GiraF Agreement that he would, substantially concurrently with GiraF’s asset transfer, contribute to Legacy Nuvation Bio all of his intellectual property rights with respect to the specified drug development programs and certain other assets in consideration of Legacy Nuvation Bio’s issuance to him of shares of its common stock. Under the GiraF Agreement, Legacy Nuvation Bio also agreed to issue to GiraF a number of additional shares of its common stock determined under a formula based on Legacy Nuvation Bio’s valuation at the time of the first underwritten public offering of its common stock (the “Additional GiraF Shares”). On March 2, 2021, we, Legacy Nuvation Bio, GiraF and Dr. Hung entered into an Agreement Regarding Subsequent Shares under which (i) Nuvation Bio agreed to issue 368,408 shares of Class A Stock in satisfaction of Legacy Nuvation Bio’s obligations with respect to the Additional GiraF Shares and (ii) Dr. Hung agreed to surrender for cancellation an equal number of shares of Class A Stock.
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
•	any breach of the director’s duty of loyalty to the corporation or its stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•	any transaction from which the director derived an improper personal benefit.
Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission. Our amended and restated certificate of incorporation and our Bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our Bylaws also provide that, upon satisfaction of certain conditions, we shall advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated certificate of incorporation and Bylaws also provide our Board of Directors with discretion to indemnify our officers and employees when determined appropriate by the board. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and certain employees. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted for directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Employment Arrangements
We have extended offer letters to our executive officers in connection with their employment as described in greater detail in the section of this proxy statement titled “Executive Compensation.”
Policies and Procedures for Related Party Transactions
Our Board of Directors has adopted a written related-person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar or related transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
In addition, under our code of conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to our legal department, or, if the employee is an executive officer, to our Board of Directors.
In considering related-person transactions, our audit committee (or other independent body of our Board of Directors) will take into account the relevant available facts and circumstances including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND AVAILABLE INFORMATION
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Nuvation Bio stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, telephone number (212) 509-4000. You may also direct a written or oral request for the separate proxy materials to: Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036, telephone number (650) 641-2105. Upon receipt of a written or oral request as set forth above, we will promptly deliver to you separate proxy materials. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker or Continental.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Jennifer Fox
Secretary
April 4, 2022
A copy of Nuvation Bio’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2021, is available without charge upon written request to: Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036.

Nuvation Bio

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77977-P69678

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVATION BIO INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kathryn E. Falberg
02) Oleg Nodelman

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

D77978-P69678

NUVATION BIO INC.
Annual Meeting of Stockholders
May 16, 2022 10:00 AM
Class A Common Stock Proxy
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Hung, M.D. and Jennifer Fox, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of NUVATION BIO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 16, 2022, at www.virtualshareholdermeeting.com/NUVB2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77979-P69678

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVATION BIO INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Director	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominee:

01) David Hung, M.D.

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

D77980-P69678

NUVATION BIO INC.
Annual Meeting of Stockholders
May 16, 2022 10:00 AM
Class B Common Stock Proxy
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Hung, M.D. and Jennifer Fox, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class B Common Stock of NUVATION BIO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 16, 2022, at www.virtualshareholdermeeting.com/NUVB2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side